UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 12, 2009

TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)

423 West 55th Street, 12th Floor
New York, New York  10019
(Address of Principal Executive Offices, including zip code)

(212) 949-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

The information provided in Item 1.03 of this current report on Form 8-K regarding the DIP Financing (as defined below) is incorporated by reference to this Item 1.01.

Item 1.03.                                Bankruptcy or Receivership.

On January 12, 2009, Tarragon Corporation (“Tarragon”) and certain of its direct and indirect subsidiaries and affiliates (collectively, the “Company”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Court”).  These Chapter 11 cases will be jointly administered under the caption “In re Tarragon Corporation, et al., Case No. 09-10555(DHS).”  The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with applicable provisions of the Code and orders of the Court.

In connection with the Chapter 11 cases, the Company has filed a motion seeking Court approval of debtor-in-possession financing (the “DIP Financing”) from ARKOMD, LLC (the “Lender”).  The DIP Financing provides for a senior secured, super-priority debtor-in-possession revolving loan facility in an aggregate amount of up to $6,250,000.  Subject to the approval of the Court, the Lender has agreed to make available to the Company loan advances on certain advance dates (1) in an amount consistent with budgets approved by the Lender and (2) in connection with a plan acceptable to the Lender.  It is anticipated that the proceeds of the DIP Financing will be used to provide working capital for the Company and its non-debtor subsidiaries and affiliates.

On January 12, 2009, Tarragon issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1.

Item 3.01.                                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 12, 2009, Tarragon received a NASDAQ Staff Determination notice that Tarragon’s securities will be delisted from The Nasdaq Stock Market as a result of the Company’s filing of voluntary petitions for reorganization under chapter 11 of the Bankruptcy Code, pursuant to Marketplace Rules 4300, 4450(f) and IM-4300.  Tarragon does not intend to take any action to appeal the Staff’s determination and therefore expects that trading of Tarragon’s common stock will be suspended at the opening of business on January 22, 2009 and that such securities will be removed from listing and registration on The Nasdaq Stock Market following the filing by Nasdaq of a Form 25-NSE with the Securities and Exchange Commission.

Item 9.01.                                Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
99.1	Tarragon press release dated January 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION

	By:	/s/ ERIN D. PICKENS
Erin D. Pickens
Executive Vice President and Chief Financial Officer
Date: January 16, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Tarragon press release dated January 12, 2009